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                                                                    EXHIBIT 23.2


                      AIRCRAFT INFORMATION SERVICES, INC.

                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and the references to our firm in the Morgan Stanley Aircraft Finance Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated: January 5, 1999


                                        AIRCRAFT INFORMATION SERVICES, INC.




                                        BY: /s/ John D. McNicol
                                            -----------------------------------
                                            Name:  John D. McNicol
                                            Title: VP -- Appraisals & Forecasts